EXHIBIT 10.40

              ELEVENTH AMENDED AND RESTATED JOINT FILING AGREEMENT
              ----------------------------------------------------
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

This Eleventh Amended and Restated Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by
Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated:      October 14, 2008

                     [remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    Flag Luxury Riv, LLC

                                    By:   FX Luxury Realty, LLC
                                          -----------------------------------
                                          Its sole member

                                        By: FX Real Estate and Entertainment,
                                            Inc.
                                            ---------------------------------
                                            Its Managing Member

                                            By: /s/ Paul Kanavos
                                                -----------------------------
                                                Name:  Paul Kanavos
                                                Title: President


                                    RH1, LLC

                                    By:   FX Luxury Realty, LLC
                                          -----------------------------------
                                          Its sole member

                                        By: FX Real Estate and Entertainment
                                            Inc.
                                            ---------------------------------
                                            Its Managing Member

                                            By:  /s/ Paul Kanavos
                                                 ----------------------------
                                                 Name:  Paul Kanavos
                                                 Title: President


                                    FX Luxury Realty, LLC

                                        By: FX Real Estate and Entertainment
                                            Inc.
                                            ---------------------------------
                                            Its Managing Member

                                            By:  /s/ Paul Kanavos
                                                 ----------------------------
                                                 Name:  Paul Kanavos
                                                 Title: President


                                    FX Real Estate and Entertainment Inc.

                                    By:   /s/ Paul Kanavos
                                          -----------------------------------
                                    Name: Paul Kanavos
                                    Title: President


[11th Amended and Restated Joint Filing Agreement]

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                                    Paul Kanavos

                                    /s/ Paul Kanavos
                                    -----------------------------------------


[11th Amended and Restated Joint Filing Agreement]

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                                    Robert F.X. Sillerman

                                    /s/ Robert F.X. Sillerman
                                    ------------------------------------


[11th Amended and Restated Joint Filing Agreement]

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                                    Brett Torino

                                    /s/  Brett Torino
                                    ------------------------------------


[11th Amended and Restated Joint Filing Agreement]

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                                    Barry A. Shier

                                    /s/  Barry A. Shier
                                    ------------------------------------


[11th Amended and Restated Joint Filing Agreement]

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                                    Thomas P. Benson

                                    /s/  Thomas P. Benson
                                    ------------------------------------


[11th Amended and Restated Joint Filing Agreement]

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                                    Mitchell J. Nelson

                                    /s/  Mitchell J. Nelson
                                    ------------------------------------


[11th Amended and Restated Joint Filing Agreement]

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                                    David M. Ledy

                                    /s/  David M. Ledy
                                    ------------------------------------


[11th Amended and Restated Joint Filing Agreement]

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                                    Harvey Silverman

                                    /s/  Harvey Silverman
                                    ------------------------------------


[11th Amended and Restated Joint Filing Agreement]

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                                    Bryan E. Bloom

                                    /s/ Bryan E. Bloom
                                    ------------------------------------


[11th Amended and Restated Joint Filing Agreement]

                                    Michael J. Meyer

                                    /s/ Michael J. Meyer
                                    ------------------------------------


[11th Amended and Restated Joint Filing Agreement]

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                                    Rivacq LLC

                                    By: SOF U.S. Hotel Co-Invest Holdings,
                                        L.L.C.
                                        ----------------------------------------

                                        By: SOF-VII U.S. Hotel Holdings, L.L.C.

                                            By:   /s/  Barry S. Sternlicht
                                                --------------------------------
                                            Name:  Barry S. Sternlicht
                                            Title: Chief Executive Officer

                                        By: I-1/I-2 U.S. Holdings, L.L.C.
                                            ------------------------------------

                                            By:   /s/  Barry S. Sternlicht
                                                --------------------------------
                                            Name:  Barry S. Sternlicht
                                            Title: Chief Executive Officer


                                    SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                                    By: SOF-VII U.S. Hotel Holdings, L.L.C.
                                        ----------------------------------------

                                        By:   /s/  Barry S. Sternlicht
                                            ------------------------------------
                                        Name:  Barry S. Sternlicht
                                        Title: Chief Executive Officer

                                    By: I-1/I-2 U.S. Holdings, L.L.C.
                                        ----------------------------------------

                                        By:   /s/  Barry S. Sternlicht
                                            ------------------------------------
                                        Name:  Barry S. Sternlicht
                                        Title: Chief Executive Officer


                                    SOF-VII U.S. Hotel Holdings, L.L.C.

                                    By:   /s/  Barry S. Sternlicht
                                        ----------------------------------------
                                    Name:  Barry S. Sternlicht
                                    Title: Chief Executive Officer


                                    I-1/I-2 U.S. Holdings, L.L.C.

                                    By:   /s/  Barry S. Sternlicht
                                        ----------------------------------------
                                    Name:  Barry S. Sternlicht
                                    Title: Chief Executive Officer


[11th Amended and Restated Joint Filing Agreement]
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                                    Starwood Global Opportunity Fund VII-A, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ----------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                            Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                   -----------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                    Starwood Global Opportunity Fund VII-B, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ----------------------------------------
                                    Its General Partner

                                       By: Starwood Capital Group Global, L.L.C.
                                           -------------------------------------
                                       Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                  ------------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                    Starwood U.S. Opportunity Fund VII-D, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ----------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                            Its General Manager

                                               By: /s/ Barry S. Sternlicht
                                                  ------------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer


[11th Amended and Restated Joint Filing Agreement]

                                    Starwood U.S. Opportunity Fund VII-D-2, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ----------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                            Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                  ------------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                    Starwood Capital Hospitality Fund I-1, L.P.

                                    By: SCG Hotel Management, L.L.C.
                                        ----------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                            Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                  ------------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                    Starwood Capital Hospitality Fund I-2, L.P.

                                    By: SCG Hotel Management, L.L.C.
                                        ----------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                            Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                  ------------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer


[11th Amended and Restated Joint Filing Agreement]

                                    SOF-VII Management, L.L.C.

                                    By: Starwood Capital Group Global, L.L.C.
                                        ----------------------------------------
                                        Its General Manager

                                        By: /s/  Barry S. Sternlicht
                                           -------------------------------------
                                        Name:  Barry S. Sternlicht
                                        Title: Chief Executive Officer


                                    SCG Hotel Management, L.L.C.

                                    By: Starwood Capital Group Global, L.L.C.
                                        ----------------------------------------
                                        Its General Manager

                                        By: /s/  Barry S. Sternlicht
                                           -------------------------------------
                                        Name:  Barry S. Sternlicht
                                        Title: Chief Executive Officer


                                    Starwood Capital Group Global, LLC

                                    By:   /s/  Barry S. Sternlicht
                                        ----------------------------------------
                                    Name:  Barry S. Sternlicht
                                    Title: Chief Executive Officer


                                    Barry S. Sternlicht

                                    /s/  Barry S. Sternlicht
                                    --------------------------------------------


[11th Amended and Restated Joint Filing Agreement]